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THIS LINE OF CREDIT NOTE AMENDS AND RESTATES, EFFECTIVE AS OF
DECEMBER 15, 1995, THAT CERTAIN LINE OF CREDIT NOTE DATED FEBRUARY 19, 1993 IN THE PRINCIPAL AMOUNT OF TWO HUNDRED THOUSAND DOLLARS ($200,000) EXECUTED BY PHYSICIAN SUPPORT SYSTEMS, INC. AND PAYABLE TO THE ORDER OF MERIDIAN BANK, BUT SHALL NOT RELEASE OR DISCHARGE PHYSICIAN SUPPORT SYSTEMS, INC. FROM ANY ACCRUED DUTIES, OBLIGATIONS, OR LIABILITIES UNDER OR IN CONNECTION WITH SUCH LINE OF CREDIT NOTE.



                                     AMENDED AND RESTATED LINE OF CREDIT NOTE

                                                         February 19, 1993,
                                                         as amended through
$600,000                                                 December 15, 1995


                  FOR VALUE RECEIVED, PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware Corporation and SPRING ANESTHESIA GROUP, INC., a
California corporation (collectively, the "Maker"), jointly and severally promise to pay to the order of Meridian Bank, ("Payee") at its address at 51 South Duke Street, Lancaster, Pennsylvania
17602 or at such other place as Payee may from time to time designate in writing, the principal sum of Six Hundred Thousand
Dollars ($600,000) or such greater or lesser amount as shall be shown on the records of Payee as the unpaid principal balance of this Note, in lawful money of the United States of America, (a) within fifteen (15) days after demand and (b) immediately and automatically upon any Event of Default as defined and described in Paragraphs 7.1(e) or 7.1(f) of the Loan Agreement (as hereinafter defined), on the terms and conditions described below.

                  1. Interest. (a) Payment. Maker also promises to pay interest on the unpaid principal balance of this Note at an annual rate equal to Payee's National Commercial Rate as hereinafter defined plus one percent (1.0%). Accrued interest shall be payable monthly commencing April 1, 1993 and continuing on the first day of each month thereafter until the principal amount of, and all accrued interest on, this Note have been paid in full and all credit availability under this Note has expired or been terminated. The interest rate provided in this Note shall apply to the indebtedness evidenced hereby before, on and after the date or dates on which Payee enters judgment on this Note.

                           (b) National Commercial Rate.  "National
Commercial Rate" means a floating annual rate of interest that is designated from time to time by Payee as the "National Commercial Rate" and is used by Payee as a reference base with respect to different interest rates charged to borrowers generally. The interest rate payable hereunder shall change simultaneously with and automatically upon Payee's designation of any change in such





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reference rate.  Payee's determination and designation from time to time of the reference rate shall not in any way preclude Payee from making loans to other borrowers at a rate which is higher or lower than or different from the reference rate.

                  2. Maximum Legal Rate. Maker shall not be obligated to pay and Payee shall not collect interest at a rate in excess of the maximum permitted by law or the maximum that will not subject Payee to any civil or criminal penalties. If, because of the acceleration of maturity, the payment of interest in advance or any other reason, Maker is required, under the provisions of any Loan Document (as defined in the Loan Agreement referred to below), or otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, and any payment made in excess of such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of this Note as of the date on which such excess payment was made. If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by Payee to Maker.

                  3. Interest Computation. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed (365 or 366/360, as the case may be).

                  4. Late Charges. Maker shall pay to Payee a monthly late charge imposed by Payee for any payment of principal and/or interest received by Payee after the fifteenth day of any month, in an amount equal to two percent (2.0%) of any overdue amount.

                  5. Application of Payments. All payments shall be applied first to the payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges, then to the payment in full of accrued, unpaid interest and finally to the reduction of the unpaid principal balance of this Note.

                  6. Loan Agreement. This Note is the Line of Credit Note referred to in the Amended and Restated Loan Agreement dated
August 12, 1993, as amended on February 25, 1994, on May 19,
1994, on March 19, 1995, on September 13, 1995, and on December
15, 1995 between Maker and Payee (as that Loan Agreement may be amended from time to time, the "Loan Agreement") and evidences the Maker's obligations under the Line of Credit Loan described in the Payee's commitment letter dated December 15, 1995. This
Note is issued subject to the terms and conditions of the Loan
Agreement and is entitled to all the benefits contained in, and security referred to in, the Loan Agreement. Prior to the

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occurrence of an Event of Default or Payee making a demand for payment hereunder, Maker may borrow, repay and reborrow under the Line of Credit Loan. Any capitalized terms used herein which are not defined herein shall have the meanings given to them in the Loan Agreement.

                  7. Security. This Note is secured, and payment hereof is assured, by the Security Documents.

This Note is issued subject to the terms and conditions of, and is entitled to all the rights, remedies and benefits contained in, the Loan Agreement, the Security Documents, and all other documents and instruments regarding this Note executed pursuant to the Loan Agreement. All of the Notes shall be secured on a pari passu basis by the Security Documents.

                  8. Payee's Lien. Maker also grants Payee, as further security for payment of this Note, a lien upon and security interest in any deposit or other account of Maker with Payee and any other debts which Payee may owe to Maker from time to time.

                  9. Default: Rights, Remedies. Upon the occurrence of an Event of Default as defined in the Loan Agreement and so long as the Event of Default shall continue unwaived by Payee:

                           (a) Upon the occurrence of an Event of Default described in Paragraphs 7.1(e) or 7.1(f) of the Loan
         Agreement, the credit availability evidenced by this Note shall immediately and automatically terminate, and thereafter the Payee shall have no obligation to make any advances thereunder. Upon the occurrence of an Event of Default as described in Paragraphs 7.1(a) through 7.1(4) or 7.1(g) through 7.1(k) of the Loan Agreement, the Payee may, by written notice to Maker, terminate all credit availability evidenced by this Note, and thereafter Payee shall have no obligation to make any advances thereunder.

                           (b) Payee may exercise any of its rights and remedies set forth in the Loan Agreement, the Security
         Documents, and all other documents and instruments regarding this Note executed pursuant to the Loan Agreement.

                           THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MAKER. IN GRANTING
         THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE
         MAKER, THE MAKER HEREBY KNOWINGLY, INTENTIONALLY AND
         VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OF THE
         MAKER, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE MAKER
         HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR
         HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE
         UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.


                                       -3-




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                          (c)      Maker authorizes and empowers any attorney of
         any court of record of Pennsylvania or elsewhere to appear for and enter judgment against it for the then unpaid principal amount of this Note, together with all accrued unpaid interest and late charges, costs of suit and reasonable attorneys' fees, with or without declaration or stay of execution, and with release of errors, for which this Note or a copy hereof shall serve as a sufficient warrant. This power to enter judgment against Maker shall not be exhausted by any exercise of the power and shall continue from time to time and at all times until full payment of all amounts due under this Note.

                          (d) The remedies of Payee shall be cumulative and concurrent, and may be pursued singly, successively, or together, at its sole discretion, and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  10. Joint and Several Obligation. All references herein to the "Maker" shall be deemed to refer to each and every person defined herein as the "Maker" individually, and to all of them, collectively, jointly and severally, as though each were named whenever the term "Maker" is used, and this Note shall be a joint and several obligation of all of them.

                  11. Waivers. Maker and all guarantors of and sureties for this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, or of the Loan
Agreement, or any of the Loan Documents, and all benefit that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

                  12. Unconditional Liability. Maker and all endorsers, sureties and guarantors hereby jointly and severally waive all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consent to any and all extensions of

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time, renewals, waivers, or modifications that may be granted by
Payee with respect to the payment or other provisions of this Note, and to the release of any part of any collateral, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

                  13. Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the Commonwealth of Pennsylvania.

                  14. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  15. Successors, Heirs and Assigns. The provisions of this Note shall bind and inure to the benefit of Maker and Payee and their respective successors, heirs, personal representatives and permitted assigns.

                  IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Amended and Restated Note to be duly executed by its authorized officers this December l6, 1995.

                                   PHYSICIAN SUPPORT SYSTEMS, INC.

                                   By       /s/ Hamilton F. Potter, III
                                            -----------------------------------
                                            Executive Vice President

                                            Attest:/s/ Mortimer Berkowitz III
                                                   ----------------------------
                                                   Secretary

                                            SPRING ANESTHESIA GROUP, INC., a
                                            California corporation (the
                                            surviving corporation as a result
                                            of the merger of PSS/INVESTMENT,
                                            INC. with and into SPRING
                                            ANESTHESIA GROUP, INC.)

                                   By       /s/ Hamilton F. Potter, III
                                            -----------------------------------
                                            Vice President

                                            Attest:/s/ Mortimer Berkowitz III
                                                   ---------------------------
                                                   Assistant Secretary


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Accepted by Meridian Bank, as Payee, this December 16, 1995.


                                            MERIDIAN BANK

                                    By       /s/ Randall M. Johnston
                                            -----------------------------------
                                             Assistant Vice President


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COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF                                            :

                  On this 18th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared Hamilton F.
Potter, III, who acknowledged himself to be the Vice President of PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                     /s/ Alice J. Walker
                                                     ---------------------------
                                                     Notary Public




COMMONWEALTH OF PENNSYLVANIA                         :
                                                     :ss.
COUNTY OF                                            :

                  On this 18th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared Hamilton F.
Potter, III, who acknowledged himself to be the Vice President of SPRING ANESTHESIA GROUP, INC., a California corporation (the surviving corporation as a result of the merger of PSS
INVESTMENT, INC. with and into SPRING ANESTHESIA GROUP, INC.,) and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                /s/ Alice J. Walker
                                                -------------------------------
                                                Notary Public






















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